EXHIBIT T3F


                           CROSS-REFERENCE TABLE
                           ---------------------


Trust Indenture Act Section                                  Indenture Section
---------------------------                                  -----------------
310(a)(1).............................................              607
(a)(2)................................................             N.A.
(a)(3)................................................             N.A.
(a)(4)................................................             N.A.
(a)(5)................................................             N.A.
(b)...................................................        604, 608(d)(i)
(c)...................................................             N.A.
311(a)................................................             N.A.
(b)...................................................             N.A.
(c)...................................................             N.A.
312(a)................................................             N.A.
(b)...................................................              701
(c)...................................................             N.A.
313(a)................................................  101 ("Outstanding"), 702
(b)(1)................................................             N.A.
(b)(2)................................................             N.A.
(c)...................................................       601, 702, 703(c)
(d)...................................................             N.A.
314(a)................................................             N.A.
(b)...................................................             N.A.
(c)(1)................................................             N.A.
(c)(2)................................................             N.A.
(c)(3)................................................             N.A.
(d)...................................................             N.A.
(e)...................................................             N.A.
(f)...................................................             N.A.
315(a)................................................              602
(b)...................................................              602
(c)...................................................              602
(d)...................................................              602
(e)...................................................            608(d)
316(a) (last sentence)................................             N.A.
(a)(1)(A).............................................             N.A.
(a)(1)(B).............................................             N.A.
(b)...................................................             N.A.
(c)...................................................            104(d)
317(a)(1).............................................             N.A.
(a)(2)................................................             N.A.
(b)...................................................             N.A.
(c)...................................................             N.A.
(a)(2)................................................             N.A.
(b)...................................................             N.A.
318(a)................................................             N.A.
(b)...................................................             N.A.
(c)...................................................             N.A.